UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2017, Inpixon, a Nevada corporation (the “Company”) and one of the holder (the “Holders”) of those certain 8% Original Issue Discount Senior Secured Convertible Debentures as amended from time to time (the “Debentures”), with a current aggregate principal amount of $1,114,905, which were issued pursuant to that certain Securities Purchase Agreement, dated August 9, 2016 as amended from time to time (the “SPA”), entered into a Second Amendment Agreement (the “Amendment Agreement”) to amend the terms of the SPA and the Debenture as described below.

Pursuant to the Amendment Agreement, the terms of the SPA and the Debenture were amended to reduce the Conversion Price (as defined in the Debenture) to a price equal to a discount of 30% of the closing price of the Company’s common stock as reported by the Nasdaq Stock Market for the date immediately prior to the applicable conversion date, with a floor of $0.10 (which amount shall not be increased for any reason). The amendments to the conversion price described in the SPA and Debenture were approved by the Company’s stockholders at a meeting held on December 8, 2017 in accordance with NASDAQ Listing Rule 5635(d). In addition, any prohibitions on the Company’s ability to solicit offers to buy, negotiate to issue or issue common stock or common stock equivalents at a price per share that is less than the conversion price then in effect has also been deleted.

The foregoing description is qualified in its entirety by reference to the Amendment Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the information included in Item 1.01 above is incorporated herein by reference. The Company relied on Section 4(a)(2) of the Securities Act of 1933, as amended, to issue and amend the Debentures, which are held by “accredited investors” as such term is defined in Rule 501 of Regulation D. The principal amount under the amended Debenture is convertible into up to an aggregate of 11,149,050 shares of the Company’s common stock.

Item. 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment Agreement, dated December 29, 2017, by and between Inpixon and the Holder.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: December 29, 2017	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment Agreement, dated December 29, 2017, by and between Inpixon and the Holder.

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